EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 24, 1999


                                                  /s/Ronald K. Baur
                                                 ----------------------
                                                     Ronald K. Baur

EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 22, 1999


                                                  /s/Timothy E. Bien
                                                -----------------------
                                                     Timothy E. Bien

EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 22, 1999


                                                        /s/Mary Lou Fox
                                                     -----------------------
                                                           Mary Lou Fox

EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 22, 1999


                                                  /s/Thomas C. Hutton
                                               --------------------------
                                                     Thomas C. Hutton

EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 22, 1999


                                                       /s/Patrick E. Keefe
                                                   ----------------------------
                                                          Patrick E. Keefe

EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 23, 1999


                                                  /s/Sandra E. Laney
                                               --------------------------
                                                     Sandra E. Laney

EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 23, 1999


                                                       /s/Andrea R. Lindell
                                                     -------------------------
                                                          Andrea R. Lindell

EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

         The undersigned director of OMNICARE, INC. ("Company") hereby appoints EDWARD L. HUTTON, JOEL F. GEMUNDER and CHERYL D. HODGES as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 23, 1999


                                                       /s/Kevin J. McNamara
                                                     -------------------------
                                                          Kevin J. McNamara